Exhibit 99.1
                                  ------------

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Group I Mortgage Loans consist of approximately 5,833 Mortgage Loans with a Cut-off Date Principal Balance of approximately $838,726,933. The Group II Mortgage Loans consist of approximately 1,221 Mortgage Loans with a Cut-off Date Principal Balance of approximately $172,062,995.

         All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four- family dwelling units and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 96.39% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 3.61% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 80.94% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 19.06% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 93.76% of the Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 6.24% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, (i) the first adjustment of the rates for approximately 93.86% of the Adjustable-Rate Group I Mortgage Loans and approximately 95.11% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 94.05% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 4.67% of the Adjustable-Rate Group I Mortgage Loans and approximately 3.93% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 4.56% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 1.47% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.96% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 1.40% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until five years after the date of origination (each adjustable-rate Mortgage Loan having any such two year, three year or five year initial fixed period, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded as provided in the related mortgage note, of Six-Month LIBOR (as defined below), and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 41.19% of the Mortgage Loans provide that for a period of generally 24, 36 and 60 months after origination (the "Interest Only Mortgage Loans"), the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 90.75% of the Group I Mortgage Loans and approximately 86.72% of the Group II Mortgage Loans (in each case, by aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 90.06% of the Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is generally between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003.

         MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 45.26% of the Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Mortgage Loans at origination was approximately 85.90%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         Substantially all of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 350 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to February 1, 2004 or after November 1, 2004, or has a remaining term to maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is October 1, 2034.

         The average Principal Balance of the Mortgage Loans at origination was approximately $143,419. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $143,293. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $830,500 or less than approximately $9,961.

         As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.500% per annum and not more than 16.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.352% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.625% per annum to 10.500% per annum, Minimum Mortgage Rates ranging from 4.500% per annum to 13.000% per annum and Maximum Mortgage Rates ranging from 7.250% per annum to 20.000% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.924% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.180% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.175% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in October 1, 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

            CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ----------------- ------------------------- ---------------------------
   9,961 - 25,000........................          306            $    5,333,459.41                 0.53%
  25,001 - 50,000........................          934                35,206,818.30                 3.48
  50,001 - 75,000........................          984                62,129,377.78                 6.15
  75,001 -100,000........................          850                74,796,501.16                 7.40
 100,001 -125,000........................          807                91,136,433.54                 9.02
 125,001 -150,000........................          778               106,293,394.57                10.52
 150,001 -175,000........................          485                78,523,241.39                 7.77
 175,001 -200,000........................          384                71,990,874.09                 7.12
 200,001 -225,000........................          295                62,741,236.13                 6.21
 225,001 -250,000........................          253                60,261,596.87                 5.96
 250,001 -275,000........................          157                41,126,897.11                 4.07
 275,001 -300,000........................          154                44,179,344.14                 4.37
 300,001 -325,000........................          114                35,727,161.45                 3.53
 325,001 -350,000........................          105                35,444,389.82                 3.51
 350,001 -375,000........................           91                32,842,304.38                 3.25
 375,001 -400,000........................           72                27,958,730.40                 2.77
 400,001 -425,000........................           55                22,758,945.72                 2.25
 425,001 -450,000........................           35                15,322,659.51                 1.52
 450,001 -475,000........................           37                17,085,896.69                 1.69
 475,001 -500,000........................           47                22,995,891.01                 2.28
 500,001 -525,000........................           14                 7,178,646.81                 0.71
 525,001 -550,000........................           14                 7,547,178.14                 0.75
 550,001 -575,000........................           15                 8,440,439.49                 0.84
 575,001 -600,000........................           11                 6,549,757.59                 0.65
 600,001 -625,000........................           12                 7,373,221.83                 0.73
 625,001 -650,000........................           34                21,977,373.09                 2.17
 650,001 -675,000........................            2                 1,330,591.84                 0.13
 675,001 -700,000........................            3                 2,062,700.00                 0.20
 700,001 -725,000........................            3                 2,156,054.52                 0.21
 725,001 -750,000........................            2                 1,488,310.91                 0.15
 825,001 -830,500........................            1                   830,500.00                 0.08
                                                 -----            -----------------               ------
       Total.............................        7,054            $1,010,789,927.69               100.00%
                                                 =====            =================               ======

----------
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $143,293.

                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
Not Available............................          2              $        64,923.90                 0.01%
 501 - 525...............................          8                      754,726.96                 0.07
 526 - 550...............................        191                   20,935,836.14                 2.07
 551 - 575...............................        369                   42,095,689.87                 4.16
 576 - 600...............................        915                  114,294,655.90                11.31
 601 - 625...............................      1,464                  168,318,240.10                16.65
 626 - 650...............................      1,443                  207,687,649.23                20.55
 651 - 675...............................      1,202                  195,299,415.26                19.32
 676 - 700...............................        703                  119,072,752.24                11.78
 701 - 725...............................        372                   67,977,687.70                 6.73
 726 - 750...............................        251                   46,311,302.11                 4.58
 751 - 775...............................         79                   16,614,195.25                 1.64
 776 - 800...............................         48                   10,138,769.93                 1.00
 801 - 808...............................          7                    1,224,083.10                 0.12
                                               -----              ------------------               ------
       Total.............................      7,054              $ 1,010,789,927.69               100.00%
                                               =====              ==================               ======

----------
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 646.





               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
 180 - 180...............................          948            $   43,902,384.00                  4.34%
 181 - 240...............................           86                 2,124,619.69                  0.21
 301 - 360...............................        6,020               964,762,924.00                 95.45
       Total.............................        7,054            $1,010,789,927.69                100.00%

----------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 352 months.




              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
 174 - 192...............................          948            $   43,902,384.00                  4.34%
 217 - 240...............................           86                 2,124,619.69                  0.21
 337 - 360...............................        6,020               964,762,924.00                 95.45
                                                 -----            -----------------                ------
       Total.............................        7,054            $1,010,789,927.69                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 350 months.

                      PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                   PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF          OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------
Single Family ...........................        5,132            $   668,738,893.82                66.16%
PUD(1)...................................        1,135                210,500,280.52                20.83
2-4 Family...............................          482                 89,779,240.35                 8.88
Condominium..............................          304                 41,700,438.98                 4.13
Townhouse................................            1                     71,074.02                 0.01
                                                 -----            ------------------               ------
       Total.............................        7,054            $ 1,010,789,927.69               100.00%
                                                 =====            ==================               ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.



                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------
Primary..................................        6,838            $  990,611,662.46                   98.00%
Non-Owner................................          206                18,806,136.96                    1.86
Second Home..............................           10                 1,372,128.27                    0.14
                                                 -----            -----------------                  ------
Total....................................        7,054            $1,010,789,927.69                  100.00%
                                                 =====            =================                  ======

----------
(1)      Occupancy as represented by the mortgagor at the time of origination.



                          PURPOSE OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
Purchase.................................         5,211            $   698,721,652.54               69.13%
Cash Out Refinance.......................         1,759                298,364,915.65               29.52
Rate/Term Refinance......................            84                 13,703,359.50                1.36
                                                  -----            ------------------              ------
       Total.............................         7,054            $ 1,010,789,927.69              100.00%
                                                  =====            ==================              ======

       COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------
 20.00 - 20.00...........................             1            $      29,838.38                0.00%
 20.01 - 25.00...........................             1                   49,929.19                  0.00
 25.01 - 30.00...........................             1                   59,947.06                  0.01
 30.01 - 35.00...........................             4                  554,946.54                  0.05
 35.01 - 40.00...........................             4                  287,430.34                  0.03
 40.01 - 45.00...........................            12                1,563,912.72                  0.15
 45.01 - 50.00...........................            18                2,133,231.39                  0.21
 50.01 - 55.00...........................            17                1,753,483.03                  0.17
 55.01 - 60.00...........................            23                3,826,049.31                  0.38
 60.01 - 65.00...........................            47                8,043,459.33                  0.80
 65.01 - 70.00...........................            96               20,238,643.25                  2.00
 70.01 - 75.00...........................           208               35,181,733.72                  3.48
 75.01 - 80.00...........................         2,923              479,607,310.76                 47.45
 80.01 - 85.00...........................           368               53,052,952.48                  5.25
 85.01 - 90.00...........................           548               88,663,895.80                  8.77
 90.01 - 95.00...........................           505               98,043,902.11                  9.70
 95.01 -100.00...........................         2,278              217,699,262.28                 21.54
                                                  -----         -------------------                 ------
       Total.............................         7,054         $  1,010,789,927.69                 100.00%
                                                  =====         ===================                 ======

----------
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 85.90%.

            GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
Alabama..................................            96           $     9,133,586.77                   0.90%
Arizona..................................           653                87,200,128.82                   8.63
Arkansas.................................            28                 2,422,306.48                   0.24
California...............................         1,175               298,880,240.74                  29.57
Colorado.................................           139                25,178,405.85                   2.49
Connecticut..............................            67                 8,403,194.01                   0.83
Delaware.................................             9                 1,234,082.54                   0.12
District of Columbia.....................            20                 4,123,922.08                   0.41
Florida..................................           489                60,639,364.59                   6.00
Georgia..................................           148                19,898,968.01                   1.97
Idaho....................................           110                11,008,305.38                   1.09
Illinois.................................           240                27,681,703.14                   2.74
Indiana..................................           290                19,632,232.27                   1.94
Iowa.....................................            82                 6,483,304.36                   0.64
Kansas...................................           187                13,359,635.56                   1.32
Kentucky.................................            58                 4,499,991.36                   0.45
Louisiana................................            87                 8,260,280.44                   0.82
Maryland.................................           140                26,511,509.25                   2.62
Massachusetts............................           187                43,244,741.05                   4.28
Michigan.................................           190                18,438,196.43                   1.82
Minnesota................................            17                 3,255,222.96                   0.32
Mississippi..............................            40                 2,590,379.20                   0.26
Missouri.................................           303                24,400,826.90                   2.41
Montana..................................            20                 2,766,631.90                   0.27
Nebraska.................................           114                10,681,677.20                   1.06
Nevada...................................           195                34,799,590.00                   3.44
New Hampshire............................             8                 1,130,633.80                   0.11
New Jersey...............................            20                 3,428,353.69                   0.34
New Mexico...............................            49                 5,134,511.97                   0.51
North Dakota.............................             4                   497,799.16                   0.05
Ohio.....................................           228                20,303,364.62                   2.01
Oklahoma.................................           116                 7,991,022.59                   0.79
Oregon...................................           338                47,874,381.36                   4.74
Pennsylvania.............................           256                20,877,630.53                   2.07
Rhode Island.............................            30                 5,020,823.08                   0.50
South Carolina...........................             9                   887,317.38                   0.09
South Dakota.............................            35                 3,053,234.42                   0.30
Tennessee................................            66                 7,048,963.18                   0.70
Texas....................................           150                15,423,829.01                   1.53
Utah.....................................           159                20,197,238.00                   2.00
Virginia.................................           133                22,005,687.38                   2.18
Washington...............................           344                52,461,203.31                   5.19
Wisconsin................................            11                 1,445,336.25                   0.14
Wyoming..................................            14                 1,280,170.67                   0.13
                                                  -----           ------------------                 ------
       Total.............................         7,054           $ 1,010,789,927.69                 100.00%
                                                  =====           ==================                 ======

----------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.41% in the 94591 ZIP Code.

                   DOCUMENTATION LEVELS OF THE MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
Full Documentation.......................         6,235           $  884,580,280.28                   87.51%
Stated Documentation.....................           819              126,209,647.41                   12.49
                                                  -----           -----------------                  ------
       Total.............................         7,054           $1,010,789,927.69                  100.00%
                                                  =====           =================                  ======

----------
(1) For a description of each Documentation Level, see "Meritage Mortgage Corporation-Underwriting Standards" herein.


                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
  4.500  - 4.500.........................             8            $     2,130,751.53                  0.21%
  4.501  - 5.000.........................           134                 36,962,827.10                  3.66
  5.001  - 5.500.........................           383                 99,171,605.33                  9.81
  5.501  - 6.000.........................           655                153,060,155.44                 15.14
  6.001  - 6.500.........................           647                123,917,507.71                 12.26
  6.501  - 7.000.........................           830                136,936,134.91                 13.55
  7.001  - 7.500.........................           607                 89,103,290.15                  8.82
  7.501  - 8.000.........................           573                 80,443,136.06                  7.96
  8.001  - 8.500.........................           308                 39,682,725.24                  3.93
  8.501  - 9.000.........................           482                 56,809,839.71                  5.62
  9.001  - 9.500.........................           462                 47,666,806.44                  4.72
  9.501  -10.000.........................           493                 46,742,560.39                  4.62
 10.001  -10.500.........................           377                 38,153,821.28                  3.77
 10.501  -11.000.........................           338                 27,284,508.67                  2.70
 11.001  -11.500.........................           257                 13,999,728.72                  1.39
 11.501  -12.000.........................           162                  8,411,910.80                  0.83
 12.001  -12.500.........................            67                  3,020,407.43                  0.30
 12.501  -13.000.........................            61                  2,058,613.04                  0.20
 13.001  -13.500.........................            31                    905,550.04                  0.09
 13.501  -14.000.........................            12                    419,691.60                  0.04
 14.001  -14.500.........................           123                  2,780,401.66                  0.28
 14.501  -15.000.........................            26                    654,369.62                  0.06
 15.001  -15.500.........................             3                     87,771.33                  0.01
 15.501  -16.000.........................            12                    313,830.51                  0.03
 16.001  -16.250.........................             3                     71,982.98                  0.01
                                                  -----            ------------------                ------
       Total.............................         7,054            $ 1,010,789,927.69                100.00%
                                                  =====            ==================                ======

----------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.352% per annum.

             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
   0.000  -    4.000 ....................            60            $  14,988,390.11                  1.58%
   4.001  -    5.000 ....................         1,210              257,910,814.28                 27.21
   5.001  -    6.000 ....................         1,625              283,861,918.21                 29.95
   6.001  -    7.000 ....................         1,430              210,075,133.65                 22.17
   7.001  -    8.000 ....................           996              127,546,712.58                 13.46
   8.001  -    9.000 ....................           475               47,778,256.36                  5.04
   9.001  -  10.000 .....................            81                5,336,031.36                  0.56
 10.001  -  10.500 ......................             4                  251,739.71                  0.03
                                                  -----            ----------------                ------
         Total...........................         5,881            $ 947,748,996.26                100.00%
                                                  =====            ================                ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.924% per annum.



       NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
 01/01/06  - 01/31/06....................             1            $     152,084.63                     0.02%
 03/01/06  - 03/31/06....................            30                4,922,506.09                     0.52
 04/01/06  - 04/31/06....................           434               68,555,767.87                     7.23
 05/01/06  - 05/31/06....................           808              132,604,842.72                    13.99
 06/01/06  - 06/30/06....................           891              141,968,330.31                    14.98
 07/01/06  - 07/31/06....................         1,272              207,103,281.76                    21.85
 08/01/06  - 08/31/06....................           897              139,749,432.31                    14.75
 09/01/06  - 09/30/06....................         1,018              158,042,891.43                    16.68
 10/01/06  - 10/31/06....................           225               38,217,352.00                     4.03
 03/01/07  - 03/31/07....................             1                  131,059.99                     0.01
 04/01/07  - 04/31/07....................            25                4,394,996.07                     0.46
 05/01/07  - 05/31/07....................            35                5,282,855.45                     0.56
 06/01/07  - 06/30/07....................            41                8,583,716.87                     0.91
 07/01/07  - 07/31/07....................            78               15,138,639.21                     1.60
 08/01/07  - 08/31/07....................            27                4,151,692.26                     0.44
 09/01/07  - 09/30/07....................            27                4,672,758.36                     0.49
 10/01/07  - 10/31/07....................             7                  834,310.00                     0.09
 02/01/09  - 02/28/09....................             1                  201,303.92                     0.02
 04/01/09  - 04/30/09....................             5                1,335,548.11                     0.14
 05/01/09  - 05/31/09....................             6                1,280,544.36                     0.14
 06/01/09  - 06/30/09....................            11                3,066,252.92                     0.32
 07/01/09  - 07/31/09....................            19                3,541,656.07                     0.37
 08/01/09  - 08/31/09....................            12                2,055,013.23                     0.22
 09/01/09  - 09/30/09....................             5                1,019,270.32                     0.11
 10/01/09  - 10/31/09....................             5                  742,890.00                     0.08
                                                  -----            ----------------                   ------
       Total.............................         5,881            $ 947,748,996.26                   100.00%
                                                  =====            ================                   ======

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23 months.

         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  0.000  - 8.000.........................             1              $     232,799.67                0.02%
  9.001  -10.000.........................             1                     49,688.94                0.01
 10.001  -11.000.........................             1                    109,408.75                0.01
 11.001  -12.000.........................           143                 39,565,285.26                4.17
 12.001  -13.000.........................         1,038                252,107,810.83               26.60
 13.001  -14.000.........................         1,428                251,863,038.19               26.57
 14.001  -15.000.........................         1,113                163,032,816.05               17.20
 15.001  -16.000.........................           685                 88,532,291.20                9.34
 16.001  -17.000.........................           757                 82,811,534.26                8.74
 17.001  -18.000.........................           538                 56,318,496.72                5.94
 18.001  -19.000.........................           158                 12,123,406.81                1.28
 19.001  -20.000.........................            18                  1,002,419.58                0.11
                                                  -----              ----------------              ------
       Total.............................         5,881              $ 947,748,996.26              100.00%
                                                  =====              ================              ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.175% per annum.


         MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
  0.000  - 5.000.........................          142               $  39,093,578.63                4.12%
  5.001  - 6.000.........................        1,038                 252,231,760.77               26.61
  6.001  - 7.000.........................        1,429                 251,912,727.13               26.58
  7.001  - 8.000.........................        1,113                 163,032,816.05               17.20
  8.001  - 9.000.........................          687                  89,112,847.56                9.40
  9.001  -10.000.........................          757                  82,811,534.26                8.74
 10.001  -11.000.........................          539                  56,427,905.47                5.95
 11.001  -12.000.........................          158                  12,123,406.81                1.28
 12.001  -13.000.........................           18                   1,002,419.58                0.11
                                                 -----               ----------------              ------
       Total.............................        5,881               $ 947,748,996.26              100.00%
                                                 =====               ================              ======

(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.180% per annum.





       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
2.000....................................         1,580            $ 405,575,011.56                   42.79%
3.000....................................         4,301              542,173,984.70                   57.21
                                                  -----            ----------------                  ------
       Total.............................         5,881            $ 947,748,996.26                  100.00%
                                                  =====            ================                  ======

----------
(1)      Relates solely to initial rate adjustments.

     SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
1.500....................................         5,881            $ 947,748,996.26                   100.00%
                                                  -----            ----------------                   ------
       Total.............................         5,881            $ 947,748,996.26                   100.00%
                                                  =====            ================                   ======

----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.


GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 42.59% of the Group I Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 85.54%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         Substantially all of the Group I Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to February 1, 2004 or after November 1, 2004, or has a remaining term to maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is October 1, 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $143,921. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $143,790. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $650,000 or less than approximately $9,991.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.500% per annum and not more than 16.250% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.277% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.625% per annum to 9.375% per annum, Minimum Mortgage Rates ranging from 4.500% per annum to 12.250% per annum and Maximum Mortgage Rates ranging from 7.250% per annum to 19.250% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.896% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.201% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 14.195% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in October 1, 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
   9,991 - 25,000........................           129            $   2,350,134.42                  0.28%
  25,001 - 50,000........................           564               22,014,644.14                  2.62
  50,001 - 75,000........................           821               51,860,495.45                  6.18
  75,001 -100,000........................           746               65,729,006.86                  7.84
 100,001 -125,000........................           741               83,687,366.25                  9.98
 125,001 -150,000........................           736              100,626,130.63                 12.00
 150,001 -175,000........................           466               75,495,173.69                  9.00
 175,001 -200,000........................           375               70,326,744.74                  8.38
 200,001 -225,000........................           291               61,883,485.29                  7.38
 225,001 -250,000........................           242               57,585,397.19                  6.87
 250,001 -275,000........................           151               39,559,625.48                  4.72
 275,001 -300,000........................           151               43,304,172.96                  5.16
 300,001 -325,000........................           114               35,727,161.45                  4.26
 325,001 -350,000........................            68               22,744,644.87                  2.71
 350,001 -375,000........................            51               18,372,588.78                  2.19
 375,001 -400,000........................            44               17,100,236.33                  2.04
 400,001 -425,000........................            35               14,517,635.79                  1.73
 425,001 -450,000........................            22                9,654,217.75                  1.15
 450,001 -475,000........................            16                7,348,594.50                  0.88
 475,001 -500,000........................            20                9,803,024.65                  1.17
 500,001 -525,000........................             7                3,583,844.15                  0.43
 525,001 -550,000........................            11                5,921,178.14                  0.71
 550,001 -575,000........................             9                5,031,889.73                  0.60
 575,001 -600,000........................             5                2,951,800.00                  0.35
 600,001 -625,000........................             4                2,458,230.93                  0.29
 625,001 -650,000........................            14                9,089,508.80                  1.08
                                                  -----            ----------------                ------
       Total.............................         5,833            $ 838,726,932.97                100.00%
                                                  =====            ================                ======

----------
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $143,790.

                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
Not Available............................             2            $      64,923.90                     0.01%
 501  -  525.............................             3                  512,098.96                     0.06
 526  -  550.............................           118               14,420,622.09                     1.72
 551  -  575.............................           288               34,476,120.78                     4.11
 576  -  600.............................           788               99,321,172.36                    11.84
 601  -  625.............................         1,224              147,175,299.80                    17.55
 626  -  650.............................         1,207              173,381,787.35                    20.67
 651  -  675.............................         1,001              157,958,035.87                    18.83
 676  -  700.............................           583               94,769,339.09                    11.30
 701  -  725.............................           304               55,628,409.72                     6.63
 726  -  750.............................           203               37,954,673.55                     4.53
 751  -  775.............................            69               14,652,697.17                     1.75
 776  -  800.............................            38                7,664,655.30                     0.91
 801  -  808.............................             5                  747,097.03                     0.09
                                                  -----            ----------------                   ------
      Total..............................         5,833            $ 838,726,932.97                   100.00%
                                                  =====            ================                   ======

----------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 645.




           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
 180- 180................................           339            $  13,450,497.60                      1.60%
 181- 240................................            38                  860,101.96                      0.10
 301- 360................................         5,456              824,416,333.41                     98.29
                                                  -----            ----------------                    ------
       Total.............................         5,833            $ 838,726,932.97                    100.00%
                                                  =====            ================                    ======

----------
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 357 months.




          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
 174- 192................................           339            $  13,450,497.60                     1.60%
 217- 240................................            38                  860,101.96                     0.10
 337- 360................................         5,456              824,416,333.41                    98.29
                                                  -----            ----------------                   ------
       Total.............................         5,833            $ 838,726,932.97                   100.00%
                                                  =====            ================                   ======

----------
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.

                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Single Family ...........................         4,271            $ 559,930,234.53                   66.76%
PUD(1)...................................           924              163,679,817.98                   19.52
2-4 Family...............................           373               77,966,722.44                    9.30
Condominium..............................           264               37,079,084.00                    4.42
Townhouse................................             1                   71,074.02                    0.01
                                                  -----            ----------------                  ------
       Total.............................         5,833            $ 838,726,932.97                  100.00%
                                                  =====            ================                  ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.



                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
Primary..................................         5,653            $ 820,883,550.67                   97.87%
Non-Owner................................           171               16,495,741.66                    1.97
Second Home..............................             9                1,347,640.64                    0.16
                                                  -----            ----------------                  ------
       Total.............................         5,833            $ 838,726,932.97                  100.00%
                                                  =====            ================                  ======

----------
(1)      Occupancy as represented by the mortgagor at the time of origination.



                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Purchase.................................         4,257            $ 585,216,953.04                   69.77%
Cash Out Refinance.......................         1,507              243,427,458.41                   29.02
Rate/Term Refinance......................            69               10,082,521.52                    1.20
                                                  -----            ----------------                  ------
       Total.............................         5,833            $ 838,726,932.97                  100.00%
                                                  =====            ================                  ======

     COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
 20.00 -20.00............................             1            $      29,838.38                  0.00%
 20.01 -25.00............................             1                   49,929.19                  0.01
 25.01 -30.00............................             1                   59,947.06                  0.01
 30.01 -35.00............................             2                  144,978.94                  0.02
 35.01 -40.00............................             4                  287,430.34                  0.03
 40.01 -45.00............................            11                1,459,033.99                  0.17
 45.01 -50.00............................            17                2,090,743.90                  0.25
 50.01 -55.00............................            17                1,753,483.03                  0.21
 55.01 -60.00............................            21                3,383,085.81                  0.40
 60.01 -65.00............................            42                6,442,988.32                  0.77
 65.01 -70.00............................            80               13,559,460.45                  1.62
 70.01 -75.00............................           168               27,813,642.36                  3.32
 75.01 -80.00............................         2,735              424,448,007.11                 50.61
 80.01 -85.00............................           313               44,019,409.82                  5.25
 85.01 -90.00............................           419               65,798,330.91                  7.85
 90.01 -95.00............................           410               76,358,167.28                  9.10
 95.01 -100.00...........................         1,591              171,028,456.08                 20.39
                                                  -----            ----------------                ------
       Total ............................         5,833            $ 838,726,932.97                100.00%
                                                  =====            ================                ======

----------
(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 85.54%.

                     GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
Alabama..................................            84            $   8,677,786.50                  1.03%
Arizona..................................           566               76,963,574.68                  9.18
Arkansas.................................            25                2,124,420.10                  0.25
California...............................           876              221,510,207.74                 26.41
Colorado.................................           120               20,796,328.36                  2.48
Connecticut..............................            53                7,267,233.54                  0.87
Delaware.................................             8                1,208,498.98                  0.14
District of Columbia.....................            19                3,688,675.34                  0.44
Florida..................................           426               53,807,305.61                  6.42
Georgia..................................           125               17,196,362.74                  2.05
Idaho....................................            98                9,720,518.18                  1.16
Illinois.................................           198               24,654,920.02                  2.94
Indiana..................................           254               18,142,366.28                  2.16
Iowa.....................................            61                4,753,302.04                  0.57
Kansas...................................           149               11,778,577.62                  1.40
Kentucky.................................            51                4,176,622.35                  0.50
Louisiana................................            79                7,665,502.25                  0.91
Maryland.................................           107               20,011,565.60                  2.39
Massachusetts............................           142               36,206,085.45                  4.32
Michigan.................................           152               15,768,761.54                  1.88
Minnesota................................            13                2,470,623.37                  0.29
Mississippi..............................            35                2,441,857.15                  0.29
Missouri.................................           248               21,508,201.24                  2.56
Montana..................................            18                2,704,584.18                  0.32
Nebraska.................................            99                8,777,157.07                  1.05
Nevada...................................           158               27,026,798.09                  3.22
New Hampshire............................             6                  901,095.73                  0.11
New Jersey...............................            15                2,183,884.67                  0.26
New Mexico...............................            43                4,917,200.35                  0.59
North Dakota.............................             4                  497,799.16                  0.06
Ohio.....................................           188               17,810,981.58                  2.12
Oklahoma.................................            98                6,910,148.02                  0.82
Oregon...................................           291               43,833,512.58                  5.23
Pennsylvania.............................           207               17,172,777.84                  2.05
Rhode Island.............................            23                4,603,952.03                  0.55
South Carolina...........................             8                  802,814.78                  0.10
South Dakota.............................            32                2,996,354.83                  0.36
Tennessee................................            56                5,932,819.90                  0.71
Texas....................................           134               14,630,490.51                  1.74
Utah.....................................           143               18,345,853.82                  2.19
Virginia.................................           110               16,586,508.53                  1.98
Washington...............................           292               47,820,009.47                  5.70
Wisconsin................................             8                  573,508.43                  0.07
Wyoming..................................            11                1,159,384.72                  0.14
                                                  -----            ----------------                ------
       Total.............................         5,833            $ 838,726,932.97                100.00%
                                                  =====            ================                ======

----------
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.39% in the 85242 ZIP Code.

              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Full Documentation.......................         5,181            $ 732,789,132.65                    87.37%
Stated Documentation.....................           652              105,937,800.32                    12.63
                                                  -----            ----------------                   ------
       Total.............................         5,833            $ 838,726,932.97                   100.00%
                                                  =====            ================                   ======

----------
(1) For a description of each Documentation Level, see "Meritage Mortgage Corporation-Underwriting Standards" herein.




             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  4.500  - 4.500.........................             5            $   1,043,825.59                    0.12%
  4.501  - 5.000.........................           122               30,888,330.23                    3.68
  5.001  - 5.500.........................           345               81,382,359.17                    9.70
  5.501  - 6.000.........................           592              122,258,118.61                   14.58
  6.001  - 6.500.........................           602              102,943,560.79                   12.27
  6.501  - 7.000.........................           795              121,709,022.95                   14.51
  7.001  - 7.500.........................           586               80,715,644.81                    9.62
  7.501  - 8.000.........................           538               73,759,397.50                    8.79
  8.001  - 8.500.........................           242               31,284,631.43                    3.73
  8.501  - 9.000.........................           414               49,089,989.81                    5.85
  9.001  - 9.500.........................           375               40,260,141.25                    4.80
  9.501  -10.000.........................           373               38,786,802.81                    4.62
 10.001  -10.500.........................           294               30,276,373.10                    3.61
 10.501  -11.000.........................           210               18,686,451.77                    2.23
 11.001  -11.500.........................           135                8,369,596.88                    1.00
 11.501  -12.000.........................            73                3,770,337.20                    0.45
 12.001  -12.500.........................            17                  550,092.12                    0.07
 12.501  -13.000.........................            23                  549,471.83                    0.07
 13.001  -13.500.........................            13                  411,048.14                    0.05
 13.501  -14.000.........................             7                  247,814.00                    0.03
 14.001  -14.500.........................            57                1,375,766.24                    0.16
 14.501  -15.000.........................            11                  271,887.17                    0.03
 15.001  -15.500.........................             1                   32,378.66                    0.00
 15.501  -16.000.........................             2                   43,890.91                    0.01
 16.001  -16.250.........................             1                   20,000.00                    0.00
                                                  -----            ----------------                  ------
       Total.............................         5,833            $ 838,726,932.97                  100.00%
                                                  =====            ================                  ======

----------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.277% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  0.000  - 4.000.........................            54            $  12,824,626.81                    1.59%
  4.001  - 5.000.........................         1,119              214,797,979.83                   26.57
  5.001  - 6.000.........................         1,534              241,731,882.59                   29.90
  6.001  - 7.000.........................         1,394              194,395,877.94                   24.04
  7.001  - 8.000.........................           980              121,278,922.38                   15.00
  8.001  - 9.000.........................           211               21,943,003.40                    2.71
  9.001  - 9.375.........................            27                1,511,971.14                    0.19
                                                  -----            ----------------                  ------
       Total.............................         5,319            $ 808,484,264.09                  100.00%
                                                  =====            ================                  ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.896% per annum.

   NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
 01/01/06  - 01/31/06....................             1            $     152,084.63                     0.02%
 03/01/06  - 03/31/06....................            24                3,527,162.52                     0.44
 04/01/06  - 04/31/06....................           349               48,072,678.85                     5.95
 05/01/06  - 05/31/06....................           669               98,370,423.44                    12.17
 06/01/06  - 06/30/06....................           818              134,107,179.14                    16.59
 07/01/06  - 07/31/06....................         1,176              192,995,787.24                    23.87
 08/01/06  - 08/31/06....................           834              115,425,520.86                    14.28
 09/01/06  - 09/30/06....................           945              129,160,873.55                    15.98
 10/01/06  - 10/31/06....................           220               37,053,872.00                     4.58
 03/01/07  - 03/31/07....................             1                  131,059.99                     0.02
 04/01/07  - 04/31/07....................            19                2,967,099.13                     0.37
 05/01/07  - 05/31/07....................            31                3,950,347.38                     0.49
 06/01/07  - 06/30/07....................            38                8,362,652.23                     1.03
 07/01/07  - 07/31/07....................            76               14,377,623.49                     1.78
 08/01/07  - 08/31/07....................            25                3,373,692.26                     0.42
 09/01/07  - 09/30/07....................            25                3,723,258.36                     0.46
 10/01/07  - 10/31/07....................             7                  834,310.00                     0.10
 02/01/09  - 02/28/09....................             1                  201,303.92                     0.02
 04/01/09  - 04/30/09....................             4                  762,299.82                     0.09
 05/01/09  - 05/31/09....................             6                1,280,544.36                     0.16
 06/01/09  - 06/30/09....................            11                3,066,252.92                     0.38
 07/01/09  - 07/31/09....................            19                3,541,656.07                     0.44
 08/01/09  - 08/31/09....................            11                1,666,013.23                     0.21
 09/01/09  - 09/30/09....................             4                  637,678.70                     0.08
 10/01/09  - 10/31/09....................             5                  742,890.00                     0.09
                                                  -----            ----------------                   ------
       Total.............................         5,319            $ 808,484,264.09                   100.00%
                                                  =====            ================                   ======

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 23 months.

     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  0.000  - 8.000.........................             1            $     232,799.67                 0.03%
  9.001  -10.000.........................             1                   49,688.94                 0.01
 10.001  -11.000.........................             1                  109,408.75                 0.01
 11.001  -12.000.........................           128               32,403,862.45                 4.01
 12.001  -13.000.........................           937              203,516,527.84                25.17
 13.001  -14.000.........................         1,350              216,743,837.73                26.81
 14.001  -15.000.........................         1,080              149,827,548.46                18.53
 15.001  -16.000.........................           607               76,429,227.56                 9.45
 16.001  -17.000.........................           689               76,055,356.88                 9.41
 17.001  -18.000.........................           424               45,026,160.41                 5.57
 18.001  -19.000.........................            98                7,951,482.85                 0.98
 19.001  -19.250.........................             3                  138,362.55                 0.02
                                                  -----            ----------------               ------
       Total.............................         5,319            $ 808,484,264.09               100.00%
                                                  =====            ================               ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.195% per annum.




     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  0.000  - 5.000.........................           127            $  31,932,155.82                     3.95%
  5.001  - 6.000.........................           937              203,640,477.78                    25.19
  6.001  - 7.000.........................         1,351              216,793,526.67                    26.81
  7.001  - 8.000.........................         1,080              149,827,548.46                    18.53
  8.001  - 9.000.........................           609               77,009,783.92                     9.53
  9.001  -10.000.........................           689               76,055,356.88                     9.41
 10.001  -11.000.........................           425               45,135,569.16                     5.58
 11.001  -12.000.........................            98                7,951,482.85                     0.98
 12.001  -12.250.........................             3                  138,362.55                     0.02
                                                  -----            ----------------                   ------
       Total.............................         5,319            $ 808,484,264.09                   100.00%
                                                  =====            ================                   ======

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.201% per annum.




   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
2.000....................................         1,389          $  320,178,923.19                     39.60%
3.000....................................         3,930             488,305,340.90                     60.40
                                                  -----          -----------------                    ------
       Total.............................         5,319          $  808,484,264.09                    100.00%
                                                  =====          =================                    ======

----------
(1)      Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
1.500....................................          5,319           $ 808,484,264.09                   100.00%
                                                   -----           ----------------                   ------
       Total.............................          5,319           $ 808,484,264.09                   100.00%
                                                   =====           ================                   ======

----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.


GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 58.27% of the Group II Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 87.65%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         All of the Group II Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 325 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 1, 2004 or after November 1, 2004, or has a remaining term to maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is October 1, 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $141,023. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $140,920. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $830,500 or less than approximately $9,961.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.500% per annum and not more than 16.250% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.718% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.625% per annum to 10.500% per annum, Minimum Mortgage Rates ranging from 4.500% per annum to 13.000% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 20.000% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 6.087% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.058% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 14.058% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in September 1, 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 22 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
   9,961 - 25,000........................          177             $    2,983,324.99                   1.73%
  25,001 - 50,000........................          370                 13,192,174.16                   7.67
  50,001 - 75,000........................          163                 10,268,882.33                   5.97
  75,001 -100,000........................          104                  9,067,494.30                   5.27
 100,001 -125,000........................           66                  7,449,067.29                   4.33
 125,001 -150,000........................           42                  5,667,263.94                   3.29
 150,001 -175,000........................           19                  3,028,067.70                   1.76
 175,001 -200,000........................            9                  1,664,129.35                   0.97
 200,001 -225,000........................            4                    857,750.84                   0.50
 225,001 -250,000........................           11                  2,676,199.68                   1.56
 250,001 -275,000........................            6                  1,567,271.63                   0.91
 275,001 -300,000........................            3                    875,171.18                   0.51
 325,001 -350,000........................           37                 12,699,744.95                   7.38
 350,001 -375,000........................           40                 14,469,715.60                   8.41
 375,001 -400,000........................           28                 10,858,494.07                   6.31
 400,001 -425,000........................           20                  8,241,309.93                   4.79
 425,001 -450,000........................           13                  5,668,441.76                   3.29
 450,001 -475,000........................           21                  9,737,302.19                   5.66
 475,001 -500,000........................           27                 13,192,866.36                   7.67
 500,001 -525,000........................            7                  3,594,802.66                   2.09
 525,001 -550,000........................            3                  1,626,000.00                   0.95
 550,001 -575,000........................            6                  3,408,549.76                   1.98
 575,001 -600,000........................            6                  3,597,957.59                   2.09
 600,001 -625,000........................            8                  4,914,990.90                   2.86
 625,001 -650,000........................           20                 12,887,864.29                   7.49
 650,001 -675,000........................            2                  1,330,591.84                   0.77
 675,001 -700,000........................            3                  2,062,700.00                   1.20
 700,001 -725,000........................            3                  2,156,054.52                   1.25
 725,001 -750,000........................            2                  1,488,310.91                   0.86
 825,001 -830,500........................            1                    830,500.00                   0.48
                                                 -----             -----------------                 ------
   Total.................................        1,221             $  172,062,994.72                 100.00%
                                                 =====             =================                 ======

----------
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $140,920.

                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  525  - 525.............................             5            $     242,628.00                    0.14%
  526  - 550.............................            73                6,515,214.05                    3.79
  551  - 575.............................            81                7,619,569.09                    4.43
  576  - 600.............................           127               14,973,483.54                    8.70
  601  - 625.............................           240               21,142,940.30                   12.29
  626  - 650.............................           236               34,305,861.88                   19.94
  651  - 675.............................           201               37,341,379.39                   21.70
  676  - 700.............................           120               24,303,413.15                   14.12
  701  - 725.............................            68               12,349,277.98                    7.18
  726  - 750.............................            48                8,356,628.56                    4.86
  751  - 775.............................            10                1,961,498.08                    1.14
  776  - 800.............................            10                2,474,114.63                    1.44
  801  - 808.............................             2                  476,986.07                    0.28
                                                  -----            ----------------                  ------
         Total...........................         1,221            $ 172,062,994.72                  100.00%
                                                  =====            ================                  ======

----------
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 650.


          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  180  - 180.............................           609            $  30,451,886.40                   17.70%
  181  - 240.............................            48                1,264,517.73                    0.73
  301  - 360.............................           564              140,346,590.59                   81.57
                                                  -----            ----------------                  ------
       Total.............................         1,221            $ 172,062,994.72                  100.00%
                                                  =====            ================                  ======

----------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 327 months.

          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  174 - 192..............................           609            $  30,451,886.40                   17.70%
  217 - 240..............................            48                1,264,517.73                    0.73
  337 - 360..............................           564              140,346,590.59                   81.57
                                                  -----            ----------------                  ------
       Total.............................         1,221            $ 172,062,994.72                  100.00%
                                                  =====            ================                  ======

----------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 325 months.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Single Family ...........................           861            $ 108,808,659.29                    63.24%
PUD(1)...................................           211               46,820,462.54                    27.21
Two- to Four-Family......................           109               11,812,517.91                     6.87
Condominium..............................            40                4,621,354.98                     2.69
                                                  -----            ----------------                   ------
       Total.............................         1,221            $ 172,062,994.72                   100.00%
                                                  =====            ================                   ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Primary..................................        1,185               $ 169,728,111.79                 98.64%
Non-Owner................................           35                   2,310,395.30                  1.34
Second Home..............................            1                      24,487.63                  0.01
                                                 -----               ----------------                ------
Total....................................        1,221               $ 172,062,994.72                100.00%
                                                 =====               ================                ======

----------
(1)      Occupancy as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Purchase.................................          954             $ 113,504,699.50                 65.97%
Cash Out Refinance.......................          252                54,937,457.24                 31.93
Rate/Term Refinance......................           15                 3,620,837.98                  2.10
                                                 -----             ----------------                ------
Total....................................        1,221             $ 172,062,994.72                100.00%
                                                 =====             ================                ======

   COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
 32.34  - 35.00..........................            2             $     409,967.60                 0.24%
 40.01  - 45.00..........................            1                   104,878.73                 0.06
 45.01  - 50.00..........................            1                    42,487.49                 0.02
 55.01  - 60.00..........................            2                   442,963.50                 0.26
 60.01  - 65.00..........................            5                 1,600,471.01                 0.93
 65.01  - 70.00..........................           16                 6,679,182.80                 3.88
 70.01  - 75.00..........................           40                 7,368,091.36                 4.28
 75.01  - 80.00..........................          188                55,159,303.65                32.06
 80.01  - 85.00..........................           55                 9,033,542.66                 5.25
 85.01  - 90.00..........................          129                22,865,564.89                13.29
 90.01  - 95.00..........................           95                21,685,734.83                12.60
 95.01-   100.00.........................          687                46,670,806.20                27.12
                                                 -----             ----------------               ------
      Total..............................        1,221             $ 172,062,994.72               100.00%
                                                 =====             ================               ======

----------
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 87.65%.

                     GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Alabama..................................            12            $     455,800.27                     0.26%
Arizona..................................            87               10,236,554.14                     5.95
Arkansas.................................             3                  297,886.38                     0.17
California...............................           299               77,370,033.00                    44.97
Colorado.................................            19                4,382,077.49                     2.55
Connecticut..............................            14                1,135,960.47                     0.66
Delaware.................................             1                   25,583.56                     0.01
District of Columbia.....................             1                  435,246.74                     0.25
Florida..................................            63                6,832,058.98                     3.97
Georgia..................................            23                2,702,605.27                     1.57
Idaho....................................            12                1,287,787.20                     0.75
Illinois.................................            42                3,026,783.12                     1.76
Indiana..................................            36                1,489,865.99                     0.87
Iowa.....................................            21                1,730,002.32                     1.01
Kansas...................................            38                1,581,057.94                     0.92
Kentucky.................................             7                  323,369.01                     0.19
Louisiana................................             8                  594,778.19                     0.35
Maryland.................................            33                6,499,943.65                     3.78
Massachusetts............................            45                7,038,655.60                     4.09
Michigan.................................            38                2,669,434.89                     1.55
Minnesota................................             4                  784,599.59                     0.46
Mississippi..............................             5                  148,522.05                     0.09
Missouri.................................            55                2,892,625.66                     1.68
Montana..................................             2                   62,047.72                     0.04
Nebraska.................................            15                1,904,520.13                     1.11
Nevada...................................            37                7,772,791.91                     4.52
New Hampshire............................             2                  229,538.07                     0.13
New Jersey...............................             5                1,244,469.02                     0.72
New Mexico...............................             6                  217,311.62                     0.13
Ohio.....................................            40                2,492,383.04                     1.45
Oklahoma.................................            18                1,080,874.57                     0.63
Oregon...................................            47                4,040,868.78                     2.35
Pennsylvania.............................            49                3,704,852.69                     2.15
Rhode Island.............................             7                  416,871.05                     0.24
South Carolina...........................             1                   84,502.60                     0.05
South Dakota.............................             3                   56,879.59                     0.03
Tennessee................................            10                1,116,143.28                     0.65
Texas....................................            16                  793,338.50                     0.46
Utah.....................................            16                1,851,384.18                     1.08
Virginia.................................            23                5,419,178.85                     3.15
Washington...............................            52                4,641,193.84                     2.70
Wisconsin................................             3                  871,827.82                     0.51
Wyoming..................................             3                  120,785.95                     0.07
                                                  -----            ----------------                   ------
       Total.............................         1,221            $ 172,062,994.72                   100.00%
                                                  =====            ================                   ======

----------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 1.36% in the 94583 ZIP Code.

             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
Full Documentation.......................         1,054              $ 151,791,147.63                  88.22%
Stated Documentation.....................           167                 20,271,847.09                  11.78
                                                  -----              ----------------                 ------
       Total.............................         1,221              $ 172,062,994.72                 100.00%
                                                  =====              ================                 ======

----------
(1) For a description of each Documentation Level, see "Meritage Mortgage Corporation-Underwriting Standards" herein.




            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
   4.500-  4.500.........................             3            $   1,086,925.94                     0.63%
   4.501-  5.000.........................            12                6,074,496.87                     3.53
   5.001-  5.500.........................            38               17,789,246.16                    10.34
   5.501-  6.000.........................            63               30,802,036.83                    17.90
   6.001-  6.500.........................            45               20,973,946.92                    12.19
   6.501-  7.000.........................            35               15,227,111.96                     8.85
   7.001-  7.500.........................            21                8,387,645.34                     4.87
   7.501-  8.000.........................            35                6,683,738.56                     3.88
   8.001-  8.500.........................            66                8,398,093.81                     4.88
   8.501-  9.000.........................            68                7,719,849.90                     4.49
   9.001-  9.500.........................            87                7,406,665.19                     4.30
   9.501-  10.000........................           120                7,955,757.58                     4.62
  10.001-  10.500........................            83                7,877,448.18                     4.58
  10.501-  11.000........................           128                8,598,056.90                     5.00
  11.001-  11.500........................           122                5,630,131.84                     3.27
  11.501-  12.000........................            89                4,641,573.60                     2.70
  12.001-  12.500........................            50                2,470,315.31                     1.44
  12.501-  13.000........................            38                1,509,141.21                     0.88
  13.001-  13.500........................            18                  494,501.90                     0.29
  13.501-  14.000........................             5                  171,877.60                     0.10
  14.001-  14.500........................            66                1,404,635.42                     0.82
  14.501-  15.000........................            15                  382,482.45                     0.22
  15.001-  15.500........................             2                   55,392.67                     0.03
  15.501-  16.000........................            10                  269,939.60                     0.16
  16.001-  16.250........................             2                   51,982.98                     0.03
                                                  -----            ----------------                   ------
       Total.............................         1,221            $ 172,062,994.72                   100.00%
                                                  =====            ================                   ======

----------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.718% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  0.000-   4.000.........................             6             $  2,163,763.30                     1.55%
  4.001-   5.000.........................            91               43,112,834.45                    30.96
  5.001-   6.000.........................            91               42,130,035.62                    30.25
  6.001-   7.000.........................            36               15,679,255.71                    11.26
  7.001-   8.000.........................            16                6,267,790.20                     4.50
  8.001-   9.000.........................           264               25,835,252.96                    18.55
  9.001-  10.000.........................            54                3,824,060.22                     2.75
 10.001-  10.500.........................             4                  251,739.71                     0.18
                                                    ---             ---------------                   ------
       Total.............................           562             $139,264,732.17                   100.00%
                                                    ===             ===============                   ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.087% per annum.




  NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
 03/01/06  - 03/31/06....................             6            $   1,395,343.57                    1.00%
 04/01/06  - 04/31/06....................            85               20,483,089.02                   14.71
 05/01/06  - 05/31/06....................           139               34,234,419.28                   24.58
 06/01/06  - 06/30/06....................            73                7,861,151.17                    5.64
 07/01/06  - 07/31/06....................            96               14,107,494.52                   10.13
 08/01/06  - 08/31/06....................            63               24,323,911.45                   17.47
 09/01/06  - 09/30/06....................            73               28,882,017.88                   20.74
 10/01/06  - 10/31/06....................             5                1,163,480.00                    0.84
 04/01/07  - 04/31/07....................             6                1,427,896.94                    1.03
 05/01/07  - 05/31/07....................             4                1,332,508.07                    0.96
 06/01/07  - 06/30/07....................             3                  221,064.64                    0.16
 07/01/07  - 07/31/07....................             2                  761,015.72                    0.55
 08/01/07  - 08/31/07....................             2                  778,000.00                    0.56
 09/01/07  - 09/30/07....................             2                  949,500.00                    0.68
 04/01/09  - 04/30/09....................             1                  573,248.29                    0.41
 08/01/09  - 08/31/09....................             1                  389,000.00                    0.28
 09/01/09  - 09/30/09....................             1                  381,591.62                    0.27
                                                    ---            ----------------                  ------
       Total.............................           562            $ 139,264,732.17                  100.00%
                                                    ===            ================                  ======

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 22 months.

    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  0.000  - 12.000........................            15              $   7,161,422.81                   5.14%
 12.001  - 13.000........................           101                 48,591,282.99                  34.89
 13.001  - 14.000........................            78                 35,119,200.46                  25.22
 14.001  - 15.000........................            33                 13,205,267.59                   9.48
 15.001  - 16.000........................            78                 12,103,063.64                   8.69
 16.001  - 17.000........................            68                  6,756,177.38                   4.85
 17.001  - 18.000........................           114                 11,292,336.31                   8.11
 18.001  - 19.000........................            60                  4,171,923.96                   3.00
 19.001  - 20.000........................            15                    864,057.03                   0.62
                                                    ---              ----------------                 ------
       Total.............................           562              $ 139,264,732.17                 100.00%
                                                    ===              ================                 ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.058% per annum.




    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
  0.000  -  5.000........................            15              $   7,161,422.81                   5.14%
  5.001  -  6.000........................           101                 48,591,282.99                  34.89
  6.001  -  7.000........................            78                 35,119,200.46                  25.22
  7.001  -  8.000........................            33                 13,205,267.59                   9.48
  8.001  -  9.000........................            78                 12,103,063.64                   8.69
  9.001  - 10.000........................            68                  6,756,177.38                   4.85
 10.001  - 11.000........................           114                 11,292,336.31                   8.11
 11.001  - 12.000........................            60                  4,171,923.96                   3.00
 12.001  - 13.000........................            15                    864,057.03                   0.62
                                                    ---              ----------------                 ------
       Total.............................           562              $ 139,264,732.17                 100.00%
                                                    ===              ================                 ======

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.058% per annum.




  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
2.000....................................           191              $  85,396,088.37                 61.32%
3.000....................................           371                 53,868,643.80                 38.68
                                                    ---              ----------------                ------
Total....................................           562              $ 139,264,732.17                100.00%
                                                    ===              ================                ======

----------
(1)      Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------
1.500....................................           562              $ 139,264,732.17                100.00%
                                                    ---              ----------------                ------
Total....................................           562              $ 139,264,732.17                100.00%
                                                    ===              ================                ======

----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.